                                                                  Exhibit 10.18


                               CONTRACT AMENDMENT
                                 Amendment No. 1
                         Statewide Two-way Radio System
                        For the Office of Administration
                          Commonwealth of Pennsylvania

The Contract to construct a statewide radio system, contract number ME 950102, by and between the Office of Administration, Commonwealth of Pennsylvania, and ROHN Construction, Inc., dated November 23rd, 1999, hereinafter referred to as "the contract," is hereby amended on this 5th day of January, 2000 as follows:

The contract of Rohn Construction, Inc. is amended to alter Rider C to include additional products and services as specified in Attachment A.

Except as herein provided, all terms and conditions of the Contract remain as written and are in full force and effect.

WITNESS the due execution hereof as the day and year above written.

ATTEST:                                              ROHN CONSTRUCTION, INC.


/s/ Daniel Czubak                                    /s/ James Cote
-------------------------------                      ---------------------------


                                                     OFFICE OF ADMINISTRATION


/s/ Edward Gaudinsky                                 /s/ Thomas Paese
-------------------------------                      ---------------------------
Comptroller                                          Secretary


APPROVED FOR FORM AND LEGALITY:

/s/ Glen R. Grell
-------------------------------
Office of General Counsel

/s/ David J. DeVries
-------------------------------
Office of the Attorney General

                              Compound Price sheet

--------------------------------------------------------------------------------
                           Site Development Pricing Sheet
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

Typical Compound A                         Type of Tower 330 Ft. Self Supporter

Tower Member Construction Type Tubular

------------------------------------------------------------------------------------------------------------------------------------
Item    Description                                    Requirement            Material Cost    Installation Cost  Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1       Install Tower Foundation                          Per
                                                     Specifications                                               $ 50,270.00
------------------------------------------------------------------------------------------------------------------------------------
2       Install Shelter Foundation                        Per
                                                     Specifications                                               $  5,030.00
------------------------------------------------------------------------------------------------------------------------------------
3       Install Generator Foundation               Concrete Material
                                                                                                                  $  4,021.00
------------------------------------------------------------------------------------------------------------------------------------
4       Install Shelter Ramps (2)                         Per
                                                     Specifications                                               $    894.00
------------------------------------------------------------------------------------------------------------------------------------
5       Install Fuel Tank Foundation                      Per
                                                     Specifications                                               $    894.00
------------------------------------------------------------------------------------------------------------------------------------
6       Install Waveguide Bridge Piers                    Per
                                                     Specifications                                               $    952.00
------------------------------------------------------------------------------------------------------------------------------------
7       Install Grounding System                          Per
                                                     Specifications                                               $  6,160.00
------------------------------------------------------------------------------------------------------------------------------------
8       Construct a 500 ft. x 18 ft.                      Per
        Access Road and Gate                         Specifications                                               $ 11,170.00
------------------------------------------------------------------------------------------------------------------------------------
9       Construct a 50 Ft. x 12 Ft.                       Per
        Compound Road                                Specifications                                               $  2,395.00
------------------------------------------------------------------------------------------------------------------------------------
10      Clearing of Compound Area of                      Per
        Trees Shrubs and Rocks                       Specifications
        (100 Ft. x 90 Ft.)                                                                                        $  3,931.00
------------------------------------------------------------------------------------------------------------------------------------
11      Install Electrical and                            Per
        Telephone Pedestal along with                Specifications
        (2) 2 inch PVC                                                                                            $ 11,170.00
------------------------------------------------------------------------------------------------------------------------------------
12      Install Drainage                                  Per
                                                     Specifications                                               $  1,782.00
------------------------------------------------------------------------------------------------------------------------------------
13      Install Compound Fencing and                      Per
        Gate (90 Ft. x 80 Ft. area)                  Specifications                                               $ 10,055.00
------------------------------------------------------------------------------------------------------------------------------------
14      Install Fence Grounding                           Per
                                                     Specifications                                               $  1,819.00
------------------------------------------------------------------------------------------------------------------------------------
15      Perform Final Grading                             Per
        (100 Ft. x 90 Ft. area)                      Specifications                                               $  5,030.00
------------------------------------------------------------------------------------------------------------------------------------
16      Site Graveling                                    Per
                                                     Specifications                                               $ 12,394.00
------------------------------------------------------------------------------------------------------------------------------------
17      Remove Spoils (Trees, Rocks,                      Per
        Shrubs, Tops and Slash                       Specifications
        Disposal)                                                                                                 $  2,800.00
------------------------------------------------------------------------------------------------------------------------------------
18      Excavate and Backfill                             Per
                                                     Specifications                                               $  2,234.00
------------------------------------------------------------------------------------------------------------------------------------
19      Maintenance of Roads                              Per
                                                     Specifications                                               $  5,851.00
------------------------------------------------------------------------------------------------------------------------------------
20      Warranty                                          Per
                                                     Specifications                                               $  2,660.00
------------------------------------------------------------------------------------------------------------------------------------


Rev. 1 (12/20/99)                    Page 1

                              Compound Price Sheet

--------------------------------------------------------------------------------
                                Site Development
                                Typical Site "A"
                                   Total Cost

                                                                     Page 2 of 5
--------------------------------------------------------------------------------

Typical Compound A                         Type of Tower 330 Ft. Self Supporter

Tower Member Construction Type Tubular

------------------------------------------------------------------------------------------------------------------------------------
        Site Development Pricing Sheet                                        Material Cost    Installation Cost  Total Cost
------------------------------------------------------------------------------------------------------------------------------------
             Total Cost:                                                                                          $141,512.00
------------------------------------------------------------------------------------------------------------------------------------

Note: Items 1 - 20 used to calculate a total cost.


Rev. 1 (12/20/99)                    Page 2

                              Compound Price sheet

--------------------------------------------------------------------------------
                         Site Development Pricing Sheet
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

Typical Compound B                                   Type of Tower 330 Ft. Guyed

Tower Member Construction Type Tubular

------------------------------------------------------------------------------------------------------------------------------------
Item    Description                                    Requirement            Material Cost    Installation Cost  Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1       Install Tower Foundation                          Per
                                                     Specifications                                               $ 30,851.00
------------------------------------------------------------------------------------------------------------------------------------
2       Install Shelter Foundation                        Per
                                                     Specifications                                               $  5,027.00
------------------------------------------------------------------------------------------------------------------------------------
3       Install Generator Foundation               Concrete Material
                                                                                                                  $  4,245.00
------------------------------------------------------------------------------------------------------------------------------------
4       Install Shelter Ramps (2)                         Per
                                                     Specifications                                               $    894.00
------------------------------------------------------------------------------------------------------------------------------------
5       Install Fuel Tank Foundation                      Per
                                                     Specifications                                               $    894.00
------------------------------------------------------------------------------------------------------------------------------------
6       Install Waveguide Bridge                          Per
        Piers                                        Specifications                                               $    955.00
------------------------------------------------------------------------------------------------------------------------------------
7       Install Guy Anchors (6                            Per
        Guy Anchors)                                 Specifications                                               $  7,290.00
------------------------------------------------------------------------------------------------------------------------------------
8       Install Grounding System                          Per
                                                     Specifications                                               $  5,362.00
------------------------------------------------------------------------------------------------------------------------------------
9       Construct a 500 ft. x 18 ft.                      Per
        Access Road and Gate                         Specifications                                               $ 11,170.00
------------------------------------------------------------------------------------------------------------------------------------
10      Construct a 50 Ft. x 12 Ft.                       Per
        Compound Road                                Specifications                                               $  2,181.00
------------------------------------------------------------------------------------------------------------------------------------
11      Clearing of Compound Area of                      Per
        Trees Shrubs and Rocks (60 Ft.               Specifications
        x 60 Ft.)                                                                                                 $  2,240.00
------------------------------------------------------------------------------------------------------------------------------------
12      Clearing of Guy Anchor                            Per
        Points (6)                                   Specifications                                               $  4,530.00
------------------------------------------------------------------------------------------------------------------------------------
13      Install Electrical and                            Per
        Telephone Pedestal along with                Specifications
        (2)-2 inch PVC's                                                                                          $ 10,725.00
------------------------------------------------------------------------------------------------------------------------------------
14      Install Drainage                                  Per
                                                     Specifications                                               $  1,340.00
------------------------------------------------------------------------------------------------------------------------------------
15      Install Compound Fencing                          Per
        and Gate (50 Ft. x 50 Ft. area)              Specifications                                               $  6,255.00
------------------------------------------------------------------------------------------------------------------------------------
16      Install Fence Grounding                           Per
                                                     Specifications                                               $  2,795.00
------------------------------------------------------------------------------------------------------------------------------------
17      Install Guy Wire                                  Per
        Fencing (6)                                  Specifications                                               $  9,190.00
------------------------------------------------------------------------------------------------------------------------------------
18      Install Guy Wire                                  Per
        Grounding (6)                                Specifications                                               $  1,782.00
------------------------------------------------------------------------------------------------------------------------------------
19      Final Grading                                     Per
        (60 Ft. x 60 Ft. area).                      Specifications                                               $  3,240.00
------------------------------------------------------------------------------------------------------------------------------------
20      Remove Spoils (Trees, Rocks,                      Per
        Shrubs, Tops and Slash                       Specifications
        Disposal).                                                                                                $  2,800.00
------------------------------------------------------------------------------------------------------------------------------------


Rev. 1 (12/20/99)                    Page 3

                              Compound Price sheet

--------------------------------------------------------------------------------
                   Site Development Pricing Sheet - Continued
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

Typical Compound B                                   Type of Tower 330 Ft. Guyed

Tower Member Construction Type Tubular

------------------------------------------------------------------------------------------------------------------------------------
Item    Description                                    Requirement            Material Cost    Installation Cost  Total Cost
------------------------------------------------------------------------------------------------------------------------------------
21      Excavation and Backfill                           Per
                                                     Specifications                                               $  2,234.00
------------------------------------------------------------------------------------------------------------------------------------
22      Shipping and Delivery                             Per
                                                     Specifications                                               $    532.00
------------------------------------------------------------------------------------------------------------------------------------
23      Unloading                                         Per
                                                     Specifications                                               $    532.00
------------------------------------------------------------------------------------------------------------------------------------
24      Maintenance                                       Per
                                                     Specifications                                               $  5,851.00
------------------------------------------------------------------------------------------------------------------------------------
25      Warranty                                          Per
                                                     Specifications                                               $  2,660.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Site Development
                                Typical Site "B"
                                   Total Cost

--------------------------------------------------------------------------------

Typical Compound B                                   Type of Tower 330 Ft. Guyed

Tower Member Construction Type Tubular

------------------------------------------------------------------------------------------------------------------------------------
        Site Development Pricing Sheet                                        Material Cost    Installation Cost  Total Cost
------------------------------------------------------------------------------------------------------------------------------------
             Total Cost:                                                                                          $125,575.00
------------------------------------------------------------------------------------------------------------------------------------

Note: Items 1 - 25 used to calculate a total cost.


Rev. 1 (12/20/99)                    Page 4

                              Compound Price sheet

--------------------------------------------------------------------------------
                    Site Development Variation Pricing Sheet
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Item    Description                                    Requirement            Material Cost    Installation Cost  Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1       Rock Disposal                                     Per
                                                     Specifications                                               19.75/yd
------------------------------------------------------------------------------------------------------------------------------------
2       Tree Disposal                                     Per
                                                     Specifications                                               532/truck
------------------------------------------------------------------------------------------------------------------------------------
3       Shrub Disposal                                    Per
                                                     Specifications                                               250 / hr
------------------------------------------------------------------------------------------------------------------------------------
4       Tops and Slash Disposal                           Per
                                                     Specifications                                               250 / hr
------------------------------------------------------------------------------------------------------------------------------------
5       Drainage                                          Per
                                                     Specifications                                               4.50 / lin foot
------------------------------------------------------------------------------------------------------------------------------------
6       Access Road-(Gradual                              Per
        Grade)                                       Specifications                                               18.00 / lin foot
------------------------------------------------------------------------------------------------------------------------------------
7       Access Road-(Medium                               Per
        Grade)                                       Specifications                                               19.00 / lin foot
------------------------------------------------------------------------------------------------------------------------------------
8       Access Road-(Steep Grade)                         Per
                                                     Specifications                                               20.75 / lin foot
------------------------------------------------------------------------------------------------------------------------------------
9       Light Compound Clearance                          Per
                                                     Specifications                                               .30 / sq. foot
------------------------------------------------------------------------------------------------------------------------------------
10      Medium Compound Clearance                         Per
                                                     Specifications                                               .50 / sq. foot
------------------------------------------------------------------------------------------------------------------------------------
11      Heavy Compound Clearance                          Per
                                                     Specifications                                               .90 / sq. foot
------------------------------------------------------------------------------------------------------------------------------------
12      Guy Wire Clearance                                Per
                                                     Specifications                                               .50 / sq foot
------------------------------------------------------------------------------------------------------------------------------------
13      Grounding System                                  Per
                                                     Specifications                                               16.00 / lin foot
------------------------------------------------------------------------------------------------------------------------------------
14      De-watering                                       Per
                                                     Specifications                                               $ 17,000.00
------------------------------------------------------------------------------------------------------------------------------------
15      Rock Excavation                                   Per
                                                     Specifications                                               43.00 / cu yard
------------------------------------------------------------------------------------------------------------------------------------
16      Final Grading                                     Per
                                                     Specifications                                               .35 / sq. foot
------------------------------------------------------------------------------------------------------------------------------------
17      Site Graveling                                    Per
                                                     Specifications                                               1.25 / sq. foot
------------------------------------------------------------------------------------------------------------------------------------
18      Site Fencing                                      Per
                                                     Specifications                                               34.00 / lin foot
------------------------------------------------------------------------------------------------------------------------------------
19      Communications Equipment                    Per Quotation
        cabinets - (CE-3000)                       CB-MA-9N19 R2(HF)           $  20,438.00    $            -     $ 20,438.00
------------------------------------------------------------------------------------------------------------------------------------
20      Additional 100AH Battery Plant,             Per Quotation
        installed (for Item 19)                    CB-MA-9N19 R2(HF)           $     900.00    $            -     $    900.00
------------------------------------------------------------------------------------------------------------------------------------
21      60 A Manual Transfer Switch and             Per Quotation
        60A Generator Receptacle                   CB-MA-9N19 R2(HF)           $     287.00    $            -
        (for Item 19)                                                                                             $    287.00
------------------------------------------------------------------------------------------------------------------------------------
22      DC, Vent Fan, 48VDC, 240 CFM                Per Quotation
                                                   CB-MA-9N19 R2(HF)           $      87.00    $            -     $     87.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Site Development Regional Pricing Sheet
                                                                     Page 1 of 2

----------------------------------------------------------------------------------------------------------------------------
     Region        Number of Tower Type and                   Material Cost          Installation Cost            Total Cost
                    Heights to be Provided
----------------------------------------------------------------------------------------------------------------------------
NW-1                180 ft. Guyed - ten (10)
             ---------------------------------------------------------------------------------------------------------------
               180 ft. Self-Supporting - five (5)
             ---------------------------------------------------------------------------------------------------------------
                    250 ft. Guyed - five (5)
             ---------------------------------------------------------------------------------------------------------------
              250 ft. Self-Supporting - three (3)
             ---------------------------------------------------------------------------------------------------------------
                 330 ft. Guyed - thirteen (13)                                                                $ 1,507,454.00
             ---------------------------------------------------------------------------------------------------------------
              330 ft. Self-Supporting - seven (7)                                                             $   930,867.00
----------------------------------------------------------------------------------------------------------------------------
SW-2                180 ft. Guyed - ten (10)
             ---------------------------------------------------------------------------------------------------------------
               180 ft. Self-Supporting - five (5)
             ---------------------------------------------------------------------------------------------------------------
                    250 ft. Guyed - four (4)
             ---------------------------------------------------------------------------------------------------------------
              250 ft. Self-Supporting - three (3)
             ---------------------------------------------------------------------------------------------------------------
                 330 ft. Guyed - thirteen (13)                                                                $ 1,507,454.00
             ---------------------------------------------------------------------------------------------------------------
              330 ft. Self-Supporting - seven (7)                                                             $   930,867.00
----------------------------------------------------------------------------------------------------------------------------
NC-3               180 ft. Guyed - three (3)
             ---------------------------------------------------------------------------------------------------------------
               180 ft. Self-Supporting - two (2)
             ---------------------------------------------------------------------------------------------------------------
                   250 ft. Guyed - seven (7)
             ---------------------------------------------------------------------------------------------------------------
              250 ft. Self-Supporting - three (3)
             ---------------------------------------------------------------------------------------------------------------
                  330 ft. Guyed - fifteen (15)                                                                $ 1,739,370.00
             ---------------------------------------------------------------------------------------------------------------
             330 ft. Self-Supporting - eleven (11)                                                            $ 1,462,791.00
----------------------------------------------------------------------------------------------------------------------------
SC-4                180 ft. Guyed - two (2)
             ---------------------------------------------------------------------------------------------------------------
               180 ft. Self-Supporting - two (2)
             ---------------------------------------------------------------------------------------------------------------
                   250 ft. Guyed - seven (7)
             ---------------------------------------------------------------------------------------------------------------
              250 ft. Self-Supporting - three (3)
             ---------------------------------------------------------------------------------------------------------------
                 330 ft. Guyed - thirteen (13)                                                                $ 1,507,454.00
             ---------------------------------------------------------------------------------------------------------------
              330 ft. Self-Supporting - eight (8)                                                             $ 1,063,848.00
----------------------------------------------------------------------------------------------------------------------------
NE-5                180 ft. Guyed - six (6)
             ---------------------------------------------------------------------------------------------------------------
              180 ft. Self-Supporting - three (3)
             ---------------------------------------------------------------------------------------------------------------
                   250 ft. Guyed - seven (7)
             ---------------------------------------------------------------------------------------------------------------
              250 ft. Self-Supporting - three (3)
             ---------------------------------------------------------------------------------------------------------------
                    330 ft. Guyed - ten (10)                                                                  $ 1,159,580.00
             ---------------------------------------------------------------------------------------------------------------
               330 ft. Self-Supporting - five (5)                                                             $   664,905.00
----------------------------------------------------------------------------------------------------------------------------
SE-6               180 ft. Guyed - seven (7)
             ---------------------------------------------------------------------------------------------------------------
              180 ft. Self-Supporting - three (3)
             ---------------------------------------------------------------------------------------------------------------
                   250 ft. Guyed - seven (7)
             ---------------------------------------------------------------------------------------------------------------
              250 ft. Self-Supporting - three (3)
             ---------------------------------------------------------------------------------------------------------------
                   330 ft. Guyed - seven (7)                                                                  $   811,706.00
             ---------------------------------------------------------------------------------------------------------------
              330 ft. Self-Supporting - three (3)                                                             $   398,943.00
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Site Development Regional Total Cost Pricing Sheet
                                                                     Page 2 of 2

----------------------------------------------------------------------------------------------------------------------------
        Site Development Total Regional Pricing                Material Cost          Installation Cost        Total Cost
----------------------------------------------------------------------------------------------------------------------------
        Total Cost:                                                                                           $    13,685.00
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Site Development Regional Total Discount Pricing Sheet

----------------------------------------------------------------------------------------------------------------------------
Site Development Regional Typ. "A and B" Compound        Material Cost Discount      Installation Cost        Total Price
                                                                   (%)                  Discount (%)
----------------------------------------------------------------------------------------------------------------------------
                Total Discounted Cost: 1 Region                                                               $ 2,438,321.00
----------------------------------------------------------------------------------------------------------------------------
                Total Discounted Cost: 2 Regions                                                              $ 2,438,321.00
----------------------------------------------------------------------------------------------------------------------------
                Total Discounted Cost: 3 Regions                                                              $ 3,202,161.00
----------------------------------------------------------------------------------------------------------------------------
                Total Discounted Cost: 4 Regions                                                              $ 2,571,302.00
----------------------------------------------------------------------------------------------------------------------------
                Total Discounted Cost: 5 Regions                                                              $ 1,824,485.00
----------------------------------------------------------------------------------------------------------------------------
                Total Discounted Cost: 6 Regions                                                              $ 1,210,649.00
----------------------------------------------------------------------------------------------------------------------------

Only 330' towers are included in totals. No other sites were available to price.